                                                                 EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ RICHARD L. ANTONINI
                                   Richard L. Antonini

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ JOHN D. BOYLES
                                   John D. Boyles

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ WILLIAM P. CRAWFORD
                                   William P. Crawford

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ RICHARD M. DEVOS, JR.
                                   Richard M. DeVos, Jr.

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ WILLIAM G. GONZALEZ
                                   William G. Gonzalez

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ JAMES P. HACKETT
                                   James P. Hackett

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ ERINA HANKA
                                   Erina Hanka

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ MICHAEL J. JANDERNOA
                                   Michael J. Jandernoa

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ KEVIN T. KABAT
                                   Kevin T. Kabat

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ FRED P. KELLER
                                   Fred P. Keller

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ JOHN P. KELLER
                                   John P. Keller

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ HENDRIK G. MEIJER
                                   Hendrik G. Meijer

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ PERCY A. PIERRE
                                   Percy A. Pierre

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ MARILYN J. SCHLACK
                                   Marilyn J. Schlack

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ PETER F. SECCHIA
                                   Peter F. Secchia

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ DAVID J. WAGNER
                                   David J. Wagner

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ MARGARET SELLERS WALKER
                                   Margaret Sellers Walker

                         LIMITED POWER OF ATTORNEY

                     (EMPLOYEE RECOGNITION AWARD PLAN)


The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Employee Recognition Award Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.



Dated:  February 15, 1999          /S/ ROBERT H. WARRINGTON
                                   Robert H. Warrington